EXHIBIT 23



              CONSENT OF STOKES KELLY & HINDS, LLC


     We consent to the incorporation by reference in this Amendment No. 1 to the Form 8-K of First Leesport Bancorp, Inc.
of our report dated January 16, 1998.

                              STOKES KELLY & HINDS, LLC


September 14, 1999            /s/ Stokes Kelly & Hinds, LLC